                                                                   EXHIBIT 10(c)

                              CONSULTING AGREEMENT
                              --------------------


     CONSULTING AGREEMENT made and entered into as of this 23rd day of September, 1992, by and between INTERCO INCORPORATED, a Delaware corporation ("INTERCO"), and APOLLO ADVISORS, L.P., a Delaware limited partnership (the "Advisor"). INTERCO and its subsidiaries are referred to herein collectively as the "Companies."

                                    RECITALS
                                    --------

          A. The Advisor has certain knowledge and experience in corporate management and financial matters.

          B. INTERCO desires to avail itself of the Advisor's expertise for the benefit of the Companies and is willing to do so on the terms and conditions set forth herein.

          C. The Advisor is willing to render services to the Companies on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Retention of Advisor.
          --------------------

          (a) Subject to the terms and conditions of this Agreement, INTERCO hereby retains the Advisor, and the Advisor hereby agrees to render services to the Companies, as a consultant in respect of the business of the Companies.

          (b) The Advisor shall at all times be and conduct itself as an independent contractor in respect of the Companies, and shall not, under any circumstances, create or purport to create any obligation on behalf of the Companies.

     2.   Duties of Advisor.  The Advisor shall provide corporate advisory,
          -----------------
financial and other consulting services with respect to the affairs and activities of the Companies in the ordinary course of their businesses, at such times and from time to time as reasonably requested by the Companies. Such services for the Companies, shall include participation in periodic operational reviews of the Companies and assistance in the determination of the business strategies of the operating Companies. Upon the request of INTERCO, the Advisor shall also provide advice as to (i) the direction of
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financial markets, (ii) changes in interest rates, (iii) international business trends, and (iv) alternative sources of financing. The Advisor shall have the full cooperation of management to review and make recommendations concerning all material business transactions of whatever type effected or proposed to be effected by the Companies, and to review and make recommendations concerning all matters relating to the manner, method and timing of corporate financing and other transactions. This Agreement shall not preclude the payment of additional compensation to the Advisor for services performed by the Advisor that are beyond the scope of the Advisor's duties hereunder, provided that the parties agree in advance in writing that the Advisor is entitled to any such additional compensation.

     3.   Confidentiality.  All confidential information concerning the
          ---------------
Companies that is obtained by the Advisor in the course of its activities under the Agreement shall be maintained as confidential and will not be disclosed to any other person or entity (other than to partners, affiliates, employees, agents or representatives of the Advisor who agree to maintain the confidentiality thereof), except as may be required by law.

     4.   Fees.  As consideration for the Advisor's services hereunder, INTERCO
          ----
shall pay the Advisor a fee for each full fiscal year of the Company at the annual rate of $650,000. The fee shall accrue from the effective date of INTERCO's Plan of Reorganization and be payable in equal monthly installments in advance with the first such payment to be made on October 1, 1992, and subsequent payments to be made on the first day of each month thereafter, provided that if a Default or an Event of Default (as defined in INTERCO's credit agreements or other debt instruments) shall have occurred and be continuing on the scheduled date of such payment, such payment may be deferred by INTERCO until such Default or Event of Default is cured or waived.

     5.   Expenses.  All reasonable out-of-pocket expenses incurred by the
          --------
Advisor in connection with the Advisor's services hereunder shall be borne by INTERCO or reimbursed to the Advisor.

     6.   Duration.  This Agreement shall become effective as of the date hereof
          --------
and shall continue in effect until December 31, 1993, but this Agreement shall thereafter automatically renew for successive one-year terms unless written notice of termination is given by INTERCO to the Advisor at the direction of members of the Board of Directors who would be entitled to approve this Agreement at the time such notice is given or by the Advisor to INTERCO, in each case at least 120 days prior to the close of the then-current one-year period.

     7.   Notices.  All notices relating to this Agreement shall be in writing
          -------
and shall be addressed to the other party at its address stated below, or to such changed address as the other party may have been given by notice. All notices shall be effective upon receipt.

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          If to INTERCO:

                  INTERCO INCORPORATED
                  101 South Hanley Road
                  St. Louis, MO  63015
                  FAX: 314/863-5306
                  Attn:  Secretary

          If to the Advisor:

                  Apollo Advisors, L.P.
                  Two Manhattanville Road
                  Purchase, NY  10577
                  FAX: 914/694-8032

     8.   Binding Effect; Assignability.  This Agreement shall be binding upon
          -----------------------------
and shall inure to the benefit of the parties hereto and their respective successors. This Agreement and the rights and obligations hereunder shall not be assignable or delegable by the parties hereto.

     9.   Indemnification.  INTERCO agrees to indemnify and hold harmless the
          ---------------
Advisor, the partners of the Advisor, and their agents, employees and affiliates from and against all claims, actions or demands that arise out of this Agreement and the services provided hereunder or in connection herewith and any expenses (including reasonable attorneys' fees), losses or damages resulting from such claims, actions and demands, including amounts paid in settlement or compromise thereof; provided, however, that this indemnity shall not extend to conduct of such indemnified parties not undertaken in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Companies.

     10.  Entire Agreement.  This Agreement sets forth the entire agreement
          ----------------
between the parties relating to the subject matter hereof. None of the terms, covenants or conditions hereof may be waived or amended except by a written instrument signed by the party to be charged therewith.

     11.  Governing Law.  This Agreement shall be governed in all respects by
          -------------
the law of the State of Delaware.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                              INTERCO INCORPORATED

                              By: /s/ Richard B. Loynd
                                  --------------------------------------
                                  Chairman


                              APOLLO ADVISORS, L.P.

                              By: Apollo Capital Management, Inc.,
                                  general partner

                              By: /s/ Michael S. Gross
                                  --------------------------------------
                                  Vice President

                                FIRST AMENDMENT

                                       TO

                              CONSULTING AGREEMENT
                              --------------------


     This First Amendment to the Consulting Agreement is made this 20th day of February 1995 by and between INTERCO INCORPORATED (hereinafter "INTERCO") and Apollo Advisors, L.P. (hereinafter "Advisor").

     WHEREAS, INTERCO and Advisor entered into a Consulting Agreement dated September 23, 1992 and are desirous of amending said agreement in the respects hereinafter noted;

     NOW THEREFORE, and in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Consulting Agreement as follows:

1. The annual consulting fees noted in Paragraph 4 of the Consulting Agreement in the amount of $650,000 are hereby reduced effective March 1, 1995 to $500,000.

2. All other terms, conditions and agreements contained in said Consulting Agreement shall remain and continue to be effective.

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first set forth above.


                              INTERCO INCORPORATED

                              By: /s/ Richard B. Loynd
                                  ---------------------------------------
                                  Chairman of the Board, President
                                  and Chief Executive Officer


                              APOLLO ADVISORS, L.P.
                              By: Apollo Capital Management, Inc.,
                                  general partner

                              By: /s/ Michael S. Gross
                                  ---------------------------------------
                                  Vice President